                                                                   EXHIBIT 10.1


                   THIRD AMENDMENT TO MASTER CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO MASTER CREDIT AGREEMENT (this "AMENDMENT") is made as of this 25th day of September, 1997 by and between CARMEL MOUNTAIN RANCH, a California general partnership ("BORROWER"), and BANK ONE, ARIZONA, NA, a national banking association ("BANK"), with respect to the following:

                                    RECITALS

         A. Borrower and Bank are parties to that certain Master Credit Agreement dated as of February 15, 1995, as amended by that certain First Amendment to Master Credit Agreement dated as of October 10, 1995, and as further amended by that certain Second Amendment to Master Credit Agreement and Secured Promissory Note dated as of October 4, 1996 (as so amended, the "CMR CREDIT AGREEMENT"). Capitalized terms used in this Amendment shall have the meaning given to such terms in the CMR Credit Agreement.

         B. Bank and Presley are parties to that certain Master Credit Agreement dated as of October 10, 1995, as amended by that certain Amendment to Master Credit Agreement and Secured Promissory Note dated as of October 4, 1996 (as so amended, the "PRESLEY CREDIT AGREEMENT"). Presley is a general partner of Borrower.

         C. Bank and Horsethief Canyon Partners, a California general partnership ("HORSETHIEF") are parties to that certain Master Credit Agreement dated as of October 4, 1996 (the "HORSETHIEF CREDIT AGREEMENT"). Presley, a general partner of Borrower, is a general partner in Horsethief.

         D. Borrower, Presley and Horsethief are all Affiliates of each other.

         E. Borrower has requested Bank to modify the CMR Credit Agreement, and Bank has agreed to do so under the terms of this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, taking the foregoing Recitals into account and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower hereby agree to amend the CMR Credit Agreement in the following particulars only:

         1. AMENDMENT TO CMR AGREEMENT. Upon the satisfaction of the conditions set forth in Section 2 of this Amendment, the CMR Credit Agreement shall be deemed to be amended as follows:

                  (a) The Commitment Amount shall be equal to Ten Million Dollars ($10,000,000) and the dollar limit on Advances set forth in
         Section 2.5.3.3(iii) of the CMR Credit Agreement shall be a like amount.

                  (b) The consolidated maximum leverage test set forth in
         Section 5.20.4 of the CMR Credit Agreement shall be deleted in its entirety effective as of June 30, 1997.

                  (c) A new Section 5.20.4 and a new Section 5.20.5 shall be added to the CMR Credit Agreement effective as of June 30, 1997 as follows:

                           5.20.4 POSITIVE CASH FLOW. The cash flow of Presley
                  calculated as of the last day of each quarter for the four-quarter period ending on such last day, commencing December 31, 1994, shall be positive, before land acquisition costs, land improvement and land development costs, interest, and all loan fees and other costs payable pursuant to this Agreement and that certain Fourth Amended and Restated Loan Agreement dated as of March 25, 1994 between Presley, as borrower, and certain lenders, including Foothill Capital Corporation as both a lender and agent.

                           5.20.5 FIXED CHARGE RATIO. The Consolidated Fixed
                  Charge Coverage Ratio of Presley, calculated as of the last day of each quarter for the four-quarter period ending on such last day, commencing December 31, 1994, will be at least 1.5:1. As used in this Section 5.20.5, the following terms shall have the following meanings: (a) "CONSOLIDATED CASH FLOW AVAILABLE FOR FIXED CHARGES" of Presley means for any period the sum of the amount for such period of (i) consolidated net income, plus (ii) consolidated income tax expense, plus (iii) consolidated interest expense, plus (iv) amortization of non-cash costs to cost of sales of real property, plus (v) other non-cash items reducing consolidated net income minus consolidated interest income, all as determined on a consolidated basis for Presley in accordance with GAAP; and
                  (b) "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" of Presley means, with respect to any determination date, the ratio of
                  (i) Consolidated Cash Flow Available for Fixed Charges of Presley for the prior four full fiscal quarters for which financial results have been reported immediately preceding the determination date, to (ii) the aggregate consolidated interest incurred of Presley reasonably anticipated in good faith by Presley to become due at any time during the fiscal quarter in which the determination date occurs and the three fiscal quarters immediately subsequent to such fiscal quarter; provided, however, that in any calculation of Presley's Consolidated Fixed Charge Coverage Ratio (A) the interest on any indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the determination date had been the applicable rate for the entire period, (B) no adjustment shall be made with respect to the intended use of proceeds of any asset sale if such asset sale has not taken place prior to the determination date, and (C) no adjustment shall be made with respect to any intended repayment or refinancing of indebtedness (other than (x) a repayment or refinancing of indebtedness out of the proceeds of the incurrence of indebtedness giving rise to the determination date, or (y) anticipated repayments of indebtedness in the ordinary course of business provided that the aggregate amount of indebtedness assumed to be outstanding during the period for which consolidated interest incurred is to be determined shall not be less than the aggregate amount of indebtedness outstanding at the determination date) that has not taken place prior to the determination date.

                  (d) On August 14, 1997 Presley announced a net loss for its second quarter ending June 30, 1997 equal to Seventy-five Million Four Hundred Fifty-four Thousand Dollars ($75,454,000) (the "ANNOUNCED LOSS"). Bank shall not have the right to declare an Event of Default pursuant to Section 7.1.4 of the CMR Credit Agreement by reason of the Announced Loss; provided, however, Bank reserves the right to declare an Event of Default pursuant to said Section 7.1.4 by reason of any other event which is a Material Adverse Change.

                  (e) Bank shall not make any further Infrastructure Development Advances under the CMR Credit Agreement.

                  (f) No additional Project Loans shall be made by Bank under the CMR Credit Agreement other than those Project Loans which currently exist.

                  (g) Except as expressly set forth in this Section 1 of this Amendment, the CMR Credit Agreement shall remain unchanged and in full force and effect.

         2. CONDITIONS PRECEDENT. The following are conditions precedent to the effectiveness of the amendments to the CMR Credit Agreement set forth in Section 1 of this Amendment:

                  (a) Borrower shall cause Presley to (i) pay all amounts owed to Bank under the Presley Credit Agreement, and (ii) execute and deliver to Bank a Facility Termination Agreement (Presley Credit Agreement) in the form attached to this Amendment as Exhibit A and by this reference made a part hereof; and

                  (b) Borrower shall cause Horsethief Partners to (i) pay all amounts owed to Bank under the Horsethief Credit Agreement, and (ii) execute and deliver to Bank a Facility Termination Agreement (Horsethief Credit Agreement) in the form attached to this Amendment as Exhibit B and by this reference made a part hereof; and

                  (c) The outstanding amount owed to Bank under the CMR Credit Agreement shall not exceed Ten Million Dollars ($10,000,000) at the time that the other conditions precedent set forth in this Section 2 have been satisfied; and

                  (d) Borrower shall deliver to Bank such evidence of the due execution of this Amendment and the instruments delivered pursuant thereto as Bank shall in its sole and absolute discretion require; and

                  (e) Borrower shall deliver to Bank an opinion of Borrower's counsel addressed to Bank in form and substance acceptable to Bank in its sole and absolute discretion; and

                  (f) Payment by Borrower to Bank of all costs and expenses incurred by Bank in connection with this Amendment, including without limitation the costs of Bank's legal counsel in preparing this Amendment and the instruments delivered pursuant hereto.

         3. DATE CERTAIN. If all of the conditions set forth in Section 2 of this Amendment have not been satisfied on or before September 30, 1997, this Amendment shall be of no force or effect.

         4. NO RETURN OF FEES. Notwithstanding anything set forth in the CMR Credit Agreement, nothing in this Amendment shall require Bank to return all or any portion of any fee heretofore paid by Borrower to Bank pursuant to the CMR Credit Agreement.

         5. MATURITY OF CMR CREDIT AGREEMENT. Borrower acknowledges that (a) the
Note is due and payable in full on March 17, 1998 and that Bank has made no commitment to extend or renew the CMR Credit Agreement upon such maturity; (b) any such extension or renewal, if made, shall be on such terms and conditions as Bank may require in its sole and absolute discretion, including without limitation such financial covenants as to Borrower or Presley as Bank may so require.

         6. WAIVER AND RELEASE BY BORROWER.

                  (a) Bank would not have agreed to enter into this Amendment but for Borrower's representation, warranty and agreement that Bank is not in default of any of Bank's obligations under the CMR Credit Agreement or any Loan Documents.

                  (b) Therefore, and except as expressly set forth in the CMR Credit Agreement as amended by this Amendment, Borrower hereby waives and releases Bank, its subsidiaries and Affiliates, past and present, as well as their directors, officers, agents and employees, past and present, from any and all claims, demands and causes of action of any kind whatsoever, whether known or unknown or suspected or unsuspected by Borrower, which Borrower may now own or hold or at any time heretofore owned or held against Bank and arising out of the CMR Credit Agreement or arising out of any other agreement, oral or written, actual or alleged, by and between Bank and Borrower.

                  (c) In connection with the releases and waivers contained herein, Borrower hereby expressly waives any and all rights and benefits conferred upon it by the provisions of Section 1542 of the California Civil Code which provides:

                          "A general release does not extend to claims
                 which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         Borrower has been advised by its legal counsel, or Borrower has made a reasoned and fully informed decision not to be so represented by counsel, and understands and acknowledges the significance and consequences of this release and of this specific waiver of Section 1542 and Borrower expressly consents that the release contained herein shall be given full force and effect according to each and all of its express terms and provisions including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified.

         7. CHOICE OF LAW. This Amendment and the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to any choice of law or conflict-of-laws rules or principles.

         8. TITLES AND HEADINGS. The titles and headings of sections of this Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

         9. COUNTERPART EXECUTION. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

         10. ENTIRE AGREEMENT. This Amendment constitutes the entire agreement and understanding of Bank and Borrower with respect to the subject matter hereof, and all prior or contemporaneous agreements or understandings, written or oral, are hereby superseded and merged herein.


                            (signature page follows)

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BORROWER:                           CARMEL MOUNTAIN RANCH,
                                    a California general partnership

                                    By:  Presley Homes,
                                         a California corporation,
                                         formerly known as
                                         The Presley Companies,
                                         General Partner



                                         By:          /s/ David M. Siegel
                                                      -------------------------
                                         Name:        David M. Siegel
                                                      -------------------------
                                         Title:       Sr. Vice President/CFO
                                                      -------------------------



                                         By:          /s/ W. Douglass Harris
                                                      -------------------------
                                         Name:        W. Douglass Harris
                                                      -------------------------
                                         Title:       Vice President/Controller
                                                      -------------------------



                                    By:  Presley CMR, Inc.,
                                         a California corporation,
                                         General Partner



                                         By:          /s/ David M. Siegel
                                                      -------------------------
                                         Name:        David M. Siegel
                                                      -------------------------
                                         Title:       Sr. Vice President/CFO
                                                      -------------------------



                                         By:          /s/ W. Douglass Harris
                                                      -------------------------
                                         Name:        W. Douglass Harris
                                                      -------------------------
                                         Title:       Vice President/Controller
                                                      -------------------------



BANK:                               BANK ONE, ARIZONA, NA,
                                    a national banking association



                                    By:           /s/ Frank W. Henry
                                                 ------------------------------
                                    Name:        Frank W. Henry
                                    Title:       Vice President

                                    EXHIBIT A
                                    ---------

                         FACILITY TERMINATION AGREEMENT
                           (PRESLEY CREDIT AGREEMENT)


         THIS FACILITY TERMINATION AGREEMENT (hereinafter "TERMINATION AGREEMENT") is made as of September ___, 1997 by and between PRESLEY HOMES, a California corporation, formerly known as The Presley Companies ("PRESLEY"), and BANK ONE, ARIZONA, NA, a national banking association ("BANK"), with respect to the following:

                                    RECITALS

         A. Presley and Bank are parties to that certain Master Credit Agreement dated as of October 10, 1995, as amended by that certain Amendment to Master Credit Agreement and Secured Promissory Note dated as of October 4, 1996 (as so amended the "PRESLEY CREDIT AGREEMENT"). Capitalized terms used in this Termination Agreement without definition shall have the meaning given to such terms in the Presley Credit Agreement.

         B. In connection with that certain Third Amendment to Master Credit Agreement (the "CMR AMENDMENT") of even date herewith between Bank and CMR, an Affiliate of Presley, Bank and Presley desire to provide for the termination of the Presley Credit Agreement and the payment to Bank of all outstanding sums owed to Bank by Presley under the Loan Documents.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, taking the foregoing Recitals into account, and on account of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Bank and Presley do hereby agree as follows:

         1. REPAYMENT OF LOAN. Concurrently with the execution hereof, Presley has paid _____________________________ Dollars ($_______________) in immediately available funds to Bank representing all amounts due and outstanding from Presley to Bank under the Loan Documents.

         2. TERMINATION OF CREDIT FACILITY. Effective upon the mutual execution and delivery of this Termination Agreement the Commitment of Bank is terminated. Without limiting the generality of the foregoing, Bank shall have no further obligation to make any Advances or Intract Development Advances to Presley under the Presley Credit Agreement with respect to any existing Project, nor shall any future Project be funded by Bank under the Presley Credit Agreement. As soon as reasonably practicable after the execution and delivery of this Termination Agreement and Bank's receipt of the funds described in Section 1 of this Termination Agreement, (a) Bank shall mark the Note as paid and shall return the same to Presley, and (b) shall cause the Deed of Trust for each existing Project to be reconveyed at Presley's expense (and Presley agrees to pay the cost of preparing and recording any such reconveyance).

         3. WAIVER AND RELEASE.

                  (a) Bank would not have agreed to enter into the CMR Amendment but for the representation, warranty and agreement of Presley that (i) the Bank is not in default under its obligations in favor of Presley under the Presley Credit Agreement, and (ii) except as may arise under the CMR Credit Agreement as amended by the CMR Amendment, under this Termination Agreement or under that certain Facility Termination Agreement (Horsethief Credit Agreement) of even date herewith (the "HORSETHIEF TERMINATION AGREEMENT") the Bank has no obligation to Presley or any of its Affiliates whatsoever.

                  (b) Therefore, and except as the same may arise under this Termination Agreement, the Horsethief Termination Agreement or the CMR Credit Agreement (as amended by the CMR Amendment), Presley, on behalf of itself and its Affiliates hereby waives and releases Bank, its subsidiaries and Affiliates, past and present, as well as their directors, officers, agents and employees, past and present, from any and all claims, demands and causes of action of any kind whatsoever, whether known or unknown or suspected or unsuspected by Presley or any of its Affiliates, which Presley or any of its Affiliates may now own or hold or at any time heretofore owned or held against Bank and arising out of the Presley Credit Agreement or arising out of any other agreement, oral or written, actual or alleged, by and between Bank, on the one hand, and Presley or any of its Affiliates, on the other hand.

                  (c) In connection with the releases and waivers contained herein Presley, on behalf of itself and its Affiliates, hereby expressly waives any and all rights and benefits conferred upon it by the provisions of Section 1542 of the California Civil Code which provides:

                       "A general release does not extend to claims
              which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Presley has been advised by its legal counsel, and understands and acknowledges the significance and consequences of this release and of this specific waiver of
Section 1542 and Presley, on behalf of itself and its Affiliates, expressly consents that the release contained herein shall be given full force and effect according to each and all of its express terms and provisions including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified.

         4. NO RETURN OF FEES. Notwithstanding the execution of this Termination Agreement or anything contained in the Presley Credit Agreement, Bank shall not be required to return any fees paid by Presley to Bank pursuant to the Presley Credit Agreement.

         5. CHOICE OF LAW. This Termination Agreement and the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to any choice of law or conflict-of-laws rules or principles.

         6. COUNTERPART EXECUTION. This Termination Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Termination Agreement to physically form one document.

         7. PREVAILING PARTY TO RECOVER FEES. In the event of any action or proceeding brought by any party hereto against the other party hereto based upon or arising out of any breach of the terms of this Termination Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorney's fees and costs, from the other party. As used herein "attorneys fees and costs" shall have the meaning set forth in Section 8.17 of the Presley Credit Agreement.

         8. ENTIRE AGREEMENT. This Termination Agreement constitutes the entire agreement and understanding of Bank and Borrower with respect to the subject matter hereof, and all prior or contemporaneous agreements or understandings, written or oral, are hereby superseded and merged herein.

         IN WITNESS WHEREOF, Bank and Presley have executed this Agreement as of the day and year first above written.

"PRESLEY"                              PRESLEY HOMES,
                                       a California corporation,
                                       formerly known as
                                       The Presley Companies


                                       By:
                                                -------------------------------
                                       Name:
                                                -------------------------------
                                       Title:
                                                -------------------------------


                                       By:
                                                -------------------------------
                                       Name:
                                                -------------------------------
                                       Title:
                                                -------------------------------


"BANK"                                 BANK ONE, ARIZONA, NA,
                                       a national banking association



                                       By:
                                                -------------------------------
                                       Name:        Frank W. Henry
                                       Title:       Vice President

                                    EXHIBIT B
                                    ---------

                         FACILITY TERMINATION AGREEMENT
                          (HORSETHIEF CREDIT AGREEMENT)


         THIS FACILITY TERMINATION AGREEMENT (hereinafter "TERMINATION AGREEMENT") is made as of September ___, 1997 by and between HORSETHIEF CANYON PARTNERS, a California general partnership ("HORSETHIEF"), and BANK ONE, ARIZONA, NA, a national banking association ("BANK"), with respect to the following:

                                    RECITALS

         A. Horsethief and Bank are parties to that certain Master Credit Agreement dated as of October 4, 1996, (the "HORSETHIEF CREDIT AGREEMENT"). Capitalized terms used in this Termination Agreement without definition shall have the meaning given to such terms in the Horsethief Credit Agreement.

         B. In connection with that certain Third Amendment to Master Credit Agreement (the "CMR AMENDMENT") of even date herewith between Bank and CMR, an Affiliate of Horsethief, Bank and Horsethief desire to provide for the termination of the Horsethief Credit Agreement and the payment to Bank of all outstanding sums owed to Bank by Horsethief under the Loan Documents.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, taking the foregoing Recitals into account, and on account of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Bank and Horsethief do hereby agree as follows:

         1. REPAYMENT OF LOAN. Concurrently with the execution hereof, Horsethief has paid____________________________ Dollars ($_______________) in
immediately available funds to Bank representing all amounts due and outstanding from Horsethief to Bank under the Loan Documents.

         2. TERMINATION OF CREDIT FACILITY. Effective upon the mutual execution and delivery of this Termination Agreement the Commitment of Bank is terminated. Without limiting the generality of the foregoing, Bank shall have no further obligation to make any Advances or Intract Development Advances to Horsethief under the Horsethief Credit Agreement with respect to any existing Project, nor shall any future Project be funded by Bank under the Horsethief Credit Agreement. As soon as reasonably practicable after the execution and delivery of this Termination Agreement, and Bank's receipt of the funds described in Section 1 of this Termination Agreement, (a) Bank shall mark the Note as paid and shall return the same to Horsethief, and (b) shall cause the Deed of Trust for each existing Project to be reconveyed at Horsethief's expense (and Horsethief agrees to pay the cost of preparing and recording any such reconveyance).

         3. WAIVER AND RELEASE.

                  (A) Bank would not have agreed to enter into the CMR Amendment but for the representation, warranty and agreement of Horsethief that the Bank is not in default under its obligations in favor of Horsethief under the Horsethief Credit Agreement.

                  (B) Therefore, and except as the same may arise under this Termination Agreement, Horsethief hereby waives and releases Bank, its subsidiaries and Affiliates, past and present, as well as their directors, officers, agents and employees, past and present, from any and all claims, demands and causes of action of any kind whatsoever, whether known or unknown or suspected or unsuspected by Horsethief or any of its Affiliates, which Horsethief or any of its Affiliates may now own or hold or at any time heretofore owned or held against Bank and arising out of the Horsethief Credit Agreement or arising out of any other agreement, oral or written, actual or alleged, by and between Bank, on the one hand, and Horsethief, on the other hand.

                  (C) In connection with the releases and waivers contained herein Horsethief hereby expressly waives any and all rights and benefits conferred upon it by the provisions of Section 1542 of the California Civil Code which provides:

                       "A general release does not extend to claims
              which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Horsethief has been advised by its legal counsel, and understands and acknowledges the significance and consequences of this release and of this specific waiver of Section 1542 and Horsethief expressly consents that the release contained herein shall be given full force and effect according to each and all of its express terms and provisions including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified.

         4. NO RETURN OF FEES. Notwithstanding the execution of this Termination Agreement or anything contained in the Horsethief Credit Agreement, Bank shall not be required to return any fees paid by Horsethief to Bank pursuant to the Horsethief Credit Agreement.

         5. CHOICE OF LAW. This Termination Agreement and the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to any choice of law or conflict-of-laws rules or principles.

         6. COUNTERPART EXECUTION. This Termination Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Termination Agreement to physically form one document.

         7. PREVAILING PARTY TO RECOVER FEES. In the event of any action or proceeding brought by any party hereto against the other party hereto based upon or arising out of any breach of the terms of this Termination Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorney's fees and costs, from the other party. As used herein "attorneys fees and costs" shall have the meaning set forth in Section 8.17 of the Horsethief Credit Agreement.

         8. ENTIRE AGREEMENT. This Termination Agreement constitutes the entire agreement and understanding of Bank and Borrower with respect to the subject matter hereof, and all prior or contemporaneous agreements or understandings, written or oral, are hereby superseded and merged herein.

         IN WITNESS WHEREOF, Bank and Horsethief have executed this Agreement as of the day and year first above written.

"HORSETHIEF"                          HORSETHIEF CANYON PARTNERS,
                                      a California general partnership

                                      By:  HSP Inc.,
                                           a California corporation,
                                           General Partner



                                           By:
                                                   ----------------------------
                                           Name:
                                                   ----------------------------
                                           Title:
                                                   ----------------------------


                                           By:
                                                   ----------------------------
                                           Name:
                                                   ----------------------------
                                           Title:


                                      By:  Presley Homes,
                                           a California corporation,
                                           formerly known as
                                           The Presley Companies,
                                           General Partner



                                           By:
                                                   ----------------------------
                                           Name:
                                                   ----------------------------
                                           Title:
                                                   ----------------------------



                                           By:
                                                   ----------------------------
                                           Name:
                                                   ----------------------------
                                           Title:
                                                   ----------------------------
                                           By:
                                                   ----------------------------


"BANK"                                BANK ONE, ARIZONA, NA,
                                      a national banking association


                                      By:
                                             ----------------------------------
                                      Name:  Frank W. Henry
                                             ----------------------------------
                                      Title: Vice President
                                             ----------------------------------